MML SERIES INVESTMENT FUND

Supplement dated March 10, 2009 to the

Statements of Additional Information dated May 1, 2008 and August 15, 2008

This supplement provides new and additional information beyond that contained in the Statements of Additional Information (“SAIs”) and any previous supplements. It should be retained and read in conjunction with the SAIs and any previous supplements.

Effective immediately, the following information replaces similar information for Capital Guardian Trust Company (“Capital Guardian”) in the section titled Appendix C—Additional Portfolio Manager Information:

The information for Christine Cronin and Jim Kang is hereby deleted.

The portfolio managers for the MML Asset Allocation Fund are Terry Berkemeier, Theodore R. Samuels, Eric H. Stern, Alan J. Wilson, David Lee and Wesley Phoa. The portfolio managers of the MML Growth & Income Fund are Terry Berkemeier, Theodore R. Samuels, Eric H. Stern and Alan J. Wilson.

MML Asset Allocation Fund as of December 31, 2008

Other Accounts Managed

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lee, David	0	-	0	-	5	3.09

MML Asset Allocation Fund as of December 31, 2008

Fee Based Accounts

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lee, David	0	-	0	-	0	-

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

(b)	COMPENSATION

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for the MML Asset Allocation Fund include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Barclay US Government, Barclay US Securitized and the Barclay Aggregate Bond index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI RS2972-08-02